FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT to 1998 REVOLVING CREDIT AGREEMENT (the "First Amendment") is intended to amend the terms of the 1998 Revolving Credit Agreement (the "Agreement") dated as of December 7, 1998, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; THE FIRST NATIONAL BANK OF CHICAGO; NORWEST BANK NEBRASKA, N.A.; DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES; MERCANTILE BANK OF ST. LOUIS, N.A.; U.S. BANK, NATIONAL ASSOCIATION; BANK OF MONTREAL; LASALLE NATIONAL BANK; NATIONAL BANK OF CANADA; FIRST NATIONAL BANK OF OMAHA, as Agent; and DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Documentation Agent. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         1. Section 2.1 of the Agreement is hereby amended to read as follows:


               2.1 Revolving Credit. Until the earlier of June 30, 2001, or the date on which the loan hereunder is converted to a term loan in accordance with Section 2.4, the Revolving Lenders severally agree to advance funds for general corporate purposes not to exceed $122,900,000 (the "Base Revolving Credit Facility") to the Borrower on a revolving credit basis (amounts outstanding under the Acquisition Notes, Existing Term Notes and Related Bank Debt shall not be counted against such Base Revolving Credit Facility limit). Such Advances shall be made on a pro rata basis by the Revolving Lenders, based on the following maximum advance limits and applicable percentages for each Revolving Lender: (i) as to FNB-O, $19,000,000 (15.46%); (ii) as to FNB-W, $490,000 (.40%);
               (iii) as to First of Chicago, $7,010,000 (5.7%); (iv) as to Norwest, $9,810,000 (7.98%); (v) as to LaSalle, $10,860,000
               (8.84%); (vi) as to Dresdner,  $23,164,000 (18.85%);  (vii) as to
               Mercantile,   $17,000,000  (13.83%),  (viii)  as  to  U.S.  Bank,
               $12,856,000  (10.46%);  (ix) as to Montreal,  $9,910,000 (8.06%);
               and (x) as to NBC, $12,800,000 (10.42%). The Borrower shall not be entitled to any Advance hereunder if, after the making of such Advance, the Leverage Ratio would exceed thirty-six (36), determined at the time of the Advance. Nor shall the Borrower be entitled to any further Advances hereunder after the occurrence of a material adverse change in its management personnel, as described in Section 4.14(b), or after the occurrence of any Event of Default with respect to the Borrower. Advances shall be made, on the terms and conditions of this Agreement, upon the Borrower's request. Requests shall be made by 12:00 noon Omaha time on the Business Day prior to the requested date of the

                                       1

               Advance. Requests shall be made by presentation to FNB-O of a drawing certificate in the form of Exhibit B. The Borrower's obligation to make payments of principal and interest on the foregoing revolving credit indebtedness shall be further evidenced by the Revolving Credit Notes.

         2. The agent fee referenced in the last sentence of Section 2.2 of the Agreement is hereby increased from $40,000.00 to $50,000.00.

         3. Section 3.13 of the Agreement is hereby amended to read as follows:

               3.13 Financial Condition. The financial condition of the Borrower and its Subsidiaries is truly and accurately set forth in the most recent financial statements which have been provided from time to time to the Lenders and no material adverse change in the financial condition of the Borrower and its Subsidiaries, taken as a whole, has occurred since the date of such financial statements.

         4. All references in the Agreement to June 30, 2000, shall be amended to June 30, 2001; and the reference in Section 2.4 to the maturity date of the Converted Notes shall be amended from June 30, 2004 to June 30, 2005.

         5. In connection with this First Amendment, each of the Lenders whose pro rata portion of the Base Revolving Credit Facility is being increased will receive at the closing specified in
               Paragraph 6 below the closing fee shown in Exhibit B to this First Amendment.

         6. On the closing date for this First Amendment, which shall be a date mutually acceptable to the Borrower and the Agent, the Revolving Lenders shall either lend, or be repaid, the principal amounts shown on Exhibit C hereof, so that the principal amounts outstanding on the Base Revolving Credit Facility will match the percentages shown for each Revolving Lender in Section 2.1 of the Agreement as amended by this First Amendment. Effective as of such closing date, the Borrower shall issue new Notes in the form specified in Exhibit A hereto to the Revolving Lenders in the respective principal amounts shown in Paragraph 1 of this First Amendment. Upon the delivery of the new Notes, the existing Revolving Credit Lenders will cancel and will return to the Borrower the existing Revolving Credit Notes.

         7.    This  First   Amendment   shall  not  affect  and  there   remain
               outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

         8. This First Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

                                       2

         IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT dated as of January 29, 1999.


                                   DATA TRANSMISSION NETWORK
                                   CORPORATION



                                   By /s/ Brian Larson
                                    Title:CFO



                                   FIRST NATIONAL BANK OF OMAHA



                                   By James P. Bonham
                                    Title:Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                    INITIALED:


                                    Borrower



                                       3

                              DRESDNER  BANK  AG,  NEW  YORK  AND
                              GRAND CAYMAN BRANCHES


                              By /s/ Patrick A. Keleher
                               Title:Vice President


                              By /s/ Brian Haughney
                               Title:Assistant Treasurer







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower


                                       4

                              FIRST NATIONAL BANK, WAHOO,
                              NEBRASKA



                              By /s/ Elizabeth Rezac
                               Title:Second Vice President








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower



                                       5

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By /s/ Nathan L. Bloch
                               Title:First Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower



                                       6

                              NORWEST BANK NEBRASKA, N.A.




                              By /s/James
                               Title:Vice President












NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower



                                       7

                              LASALLE NATIONAL BANK, a national
                              banking association




                              By/s/ Tom Harmon
                               Title:Assistant Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower



                                       8

                              MERCANTILE BANK OF
                              ST. LOUIS, N.A.


                              By /s/Joseph L. Sooter, Jr.
                               Title:Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:


                                   Borrower




                                       9

                                    U.S. BANK, NATIONAL
                                    ASSOCIATION


                                    By/s/ Beth Morgan
                                     Title:Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:


                                   Borrower




                                       10

                                    NATIONAL BANK OF CANADA, a Canadian bank



                                    By /s/
                                     Title:Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:


                                    Borrower




                                       11

                                    BANK OF MONTREAL, a Canadian bank





                                    By/s/ Karen Klapper
                                     Title:Director








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:


                                    Borrower



                                       12

                                    EXHIBIT A



              TO FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                       THE FIRST NATIONAL BANK OF CHICAGO,
                          NORWEST BANK NEBRASKA, N.A.,
              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL,
                 LASALLE NATIONAL BANK, NATIONAL BANK OF CANADA,
                     FIRST NATIONAL BANK OF OMAHA, as Agent
                                       AND
                         DRESDNER BANK AG, NEW YORK AND
                  GRAND CAYMAN BRANCHES, as Documentation Agent




                                  FORM OF NOTES



                                       13

                        SECURED BUSINESS PROMISSORY NOTE


Omaha, Nebraska                                   $
                      , 19                                        June 30, 2001
---------------    ----                                           -------------
(Note Date)                                                      (Maturity Date)


                              REVOLVING NOTE TERMS

         On or before June 30, 2001, DATA TRANSMISSION NETWORK CORPORATION ("Maker") promises to pay to the order of [REVOLVING LENDER] ("Lender") the principal sum hereof, which shall be the lesser of_____________________________ Dollars, or so much thereof as may have been advanced by Lender, either directly under this Note or as an advance pursuant to the 1998 Revolving Credit Agreement dated as of December 7, 1998, as amended from time to time (the "Agreement") among Maker and Lender, First National Bank of Omaha, First National Bank, Wahoo, Nebraska, The First National Bank of Chicago, Norwest Bank Nebraska, N.A., LaSalle National Bank, Dresdner Bank AG, New York and Grand Cayman Branches, Mercantile Bank of St. Louis, N.A., Bank of Montreal, U.S. Bank, National Association, and National Bank of Canada (collectively, the "Lenders"), First National Bank of Omaha, as Agent, and Dresdner Bank, AG, New York and Grand Cayman Branches, as Documentation Agent. All capitalized terms not defined herein shall have their respective meanings as set forth in the Agreement.

         Interest shall accrue on the principal sum hereof from and including the Note Date above to the earlier of the Maturity Date or the date of Conversion (as such term is defined hereafter) at a variable rate, which shall fluctuate on a monthly basis, equal to the rate announced from time to time by FNB-O as its "National Base Rate" minus a margin as determined below. The margin shall be adjusted quarterly after receipt of Maker's Quarterly Compliance Certificate (as defined in the Agreement). Adjustments shall be retroactive to the beginning of the current quarter.

               (a) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 42, the margin for the current quarter (meaning the quarter in which the certificate is required to be delivered) shall be .25%.

               (b) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 36 but equal to or less than 42, the margin for the current quarter shall be .50%.

                                       14

               (c) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 30 but equal to or less than 36, the margin for the current quarter shall be .75%.

               (d) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 24 but equal to or less than 30, the margin for the current quarter shall be 1.00%.

               (e) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 18 but equal to or less than 24, the margin for the current quarter shall be 1.25%.

               (f) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was equal to or less than 18, the margin for the current quarter shall be 1.375%.

The Base Rate minus the applicable margin as determined above is hereinafter referred to as the "Revolving Credit Rate." Changes in the Base Rate shall be effective on the first day of each month, based on the Base Rate in effect as of such day. Interest shall be due upon the rendering of each monthly invoice therefor by FNB-O.


                                 TERM NOTE TERMS

         Upon the earlier of: (i) June 30, 2001; or (ii) Maker's giving notice of its election to convert the revolving credit loan evidenced by this Note, or any portion thereof, to a term loan, the revolving loan referenced above (or applicable portion thereof) shall be deemed converted to a term loan (the "Conversion"). Any such term loan shall be evidenced by notes (the "Converted Notes") separate from the initial Revolving Credit Notes. Upon the issuance of Converted Notes, the Revolving Credit Facility shall be reduced by the principal amount of such Converted Notes (and shall be increased to the extent permitted in Section 2.1(b) of the Agreement) and no further Advances shall be made by the Revolving Lenders on the converted amount. The then outstanding principal hereunder shall become due and payable in forty-eight equal installments of principal, with the first such installment due on the last day of the month following Conversion, or, if such day is not a Business Day, on the next succeeding Business Day, subsequent installments due on the last day of each consecutive month thereafter. In any event, the total amount of all unpaid principal and accrued interest hereunder shall be due and payable no later than June 30, 2005.

         After Conversion, interest shall accrue on the principal outstanding from time to time at a variable rate, which shall fluctuate on a monthly basis, which is equal to the Revolving Credit Rate plus .25%. For purposes of computing such variable rate, changes in the Base Rate shall be effective on the first day of each month based on the Base Rate in effect on such day. Notwithstanding anything in the foregoing to the contrary, after Conversion, Maker may elect to

                                       15
have a fixed interest rate apply to the outstanding Principal Loan Amount converted and outstanding after the date of giving notice of such fixed rate election (the "Fixed Rate Notice"). Such fixed rate shall be equal to the greater of:
               (a) the Revolving Credit Rate in effect on the date of the notice1, plus .375%, or

               (b) the average of the yields on constant maturity Treasury Bonds with maturities of three years and five years, as quoted in the immediately preceding monthly Federal Reserve Statistical Release (the "Release") plus the following incremental percentage determined based upon the Leverage Ratio2 as of the last day of the preceding month: (x) if the Leverage Ratio is greater than 36, the incremental percentage shall be 2.25%; (y) if the Leverage Ratio is greater than 24 but not in excess of 36, the incremental percentage shall be 2.00%; and (z) if the Leverage Ratio is 24 or less, the incremental percentage should be 1.75%;

Any election of a fixed rate by Maker shall be final and irrevocable. Interest shall be due each month concurrently with the Maker's principal payment. Notwithstanding anything to the contrary elsewhere herein, after an Event of Default has occurred interest shall accrue on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Default Rate. Interest shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Interest shall continue to accrue on the full unpaid balance hereunder notwithstanding any permitted or unpermitted failure of Maker to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day. If Maker's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was in excess of thirty-six (36) at the end of such quarter, the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Existing Term Note (as defined in the Agreement) or Converted Note is less than 7.50% per annum, a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, Maker shall be obligated to pay the following fees: (i) .375% of the outstanding principal balance as of the date preceding the Trigger Event of each Existing Term Note or Converted Note which accrues interest at less than seven and one-half percent (7.50%) per annum which amount

                                       16
shall be payable promptly upon invoicing by FNB-O; (ii) the same amount as computed in clause (i), payable on the six-month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.

         Maker may at any time prepay in whole or in part the Principal Loan Amount outstanding under this Revolving Credit Note or a Converted Note if the Maker has given the Revolving Lenders at least two (2) business days prior written notice of its intention to make such prepayment. Any such prepayment may be made without penalty except for a Converted Note as to which interest is accrued at a fixed rate in accordance with clause (a) or (b) above, in which event a prepayment penalty shall be due to the Lender, at Lender's option, either: (1) the Make-Whole Premium due in respect of such prepayment; or (2) the applicable prepayment fee as set forth below. The applicable prepayment fee for any Converted Note shall be: (i) if the notice electing fixed interest was given within twelve (12) months of Conversion, the fee shall be 1.50% of the amount of such prepayment; (ii) if the notice electing fixed interest was given after twelve (12) months of Conversion, but within twenty-four (24) months of Conversion, the fee shall be .75% of the amount of such prepayment; and (iii) if the notice electing fixed interest was given after twenty- four (24) months of Conversion, but within thirty-six (36) months of Conversion, the fee shall be
 .30% of the amount of such prepayment.


                                  GENERAL TERMS

         Payment of this Note and the performance of Maker's obligations under the Agreement ("Obligations") are secured by a security interest granted to First National Bank of Omaha, as agent for the Lenders and others ("Agent"), under the Security Agreement in:

         All of Maker's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Maker in deposits and advance payments made to Maker by its customers and Subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in DTN transmission computer software used in the provision of the Basic DTN Subscription Service and Farm Dayta Service to Maker's Subscribers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired and all proceeds and products thereof; and


such additional collateral as is more specifically described in the Security Agreement.

         Maker's liability under its Obligations shall not be affected by any of the following:

                                       17

              Acceptance or retention by Lender or Agent of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;

              The release of all or any of the Collateral or other security for any of the Obligations to any Maker;

              Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligor thereon; or

              Failure by Lender or Agent to resort to other security or any person liable for any of the Obligations before resorting to the Collateral.

         Neither Lender nor Agent is required to take any action whatsoever in respect of the Collateral. Impairment or destruction of the Collateral shall not release Maker of its liability hereunder.

         Maker represents, warrants and covenants as follows:

              Maker is authorized to grant to Agent a security interest in the Collateral;

              This Note, the Agreement and the Security Agreement have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding obligations of Maker;

              This Note evidences a loan for business or agricultural purposes; and

              Maker agrees to pay all costs of  collection  in  connection  with
         this  Note,  the  Agreement  and  the  Security  Agreement,   including
         reasonable attorneys' fees and legal expenses.

         Upon the failure of Maker to make any payment of principal or interest when due hereunder or the occurrence of any Event of Default, all of the Obligations shall, at the option of Agent and without notice or demand, mature and become immediately due and payable; and Agent shall have all rights and remedies for default provided by the Uniform Commercial Code, any other applicable law and/or the Obligations.


         All costs and expenses incurred by Lender or Agent in enforcing its rights under this Note or any mortgage, endorsement, surety agreement, guaranty relating thereto are the obligation of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each Maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.

                                       18

         Without affecting the liability of any Maker, endorser, surety or guarantor, the holder or Agent may, without notice, renew or extend the time for payment, accept partial payments, release or impair any Collateral or other security for the payment of this Note or agree to sue any party liable on it.

         Neither Lender nor Agent shall be deemed to have waived any of its rights upon or under this Note, or under any mortgage, endorsement, surety agreement or guaranty, unless such waivers be in writing and signed by Lender or Agent, as the case may be. No delay or omission on the part of Lender or Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender or Agent on liabilities or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

         Maker, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This Note shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Note, and if all transactions between Lender and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter, provided that Lender's interest in the Collateral shall be limited to the extent provided in the Security Agreement; shall benefit Lender, its successors and assigns; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

         All obligations of Maker hereunder shall be payable in immediately available funds in lawful money of the United States of America at the principal office of First National Bank of Omaha in Omaha, Nebraska or at such other address as may be designated by Bank in writing.

         This Note shall be construed according to the laws of the State of Nebraska.

         Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

         Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         This Note is given in substitution of that certain Secured Business Promissory Note dated _____________, ____ the original principal amount of $____________. This Note shall not affect, and there remains outstanding from the Maker to certain of the Lenders the Related Bank Debt and the Existing Term Notes (as such terms are defined in the Agreement), and, as to each, all extensions, renewals, and substitutions of or for the foregoing.

                                       19

         Executed as of this _____ day of _____________, _____.


                                            DATA TRANSMISSION NETWORK
                                               CORPORATION


                                             By:
                                          Title:

                                       20

                            PROMISSORY NOTE SCHEDULE

                     Loan Advances and Payments of Principal

                      DATA TRANSMISSION NETWORK CORPORATION




REVOLVING NOTE ADVANCES AND PAYMENTS:


                           Amount of                         Unpaid
           Amount        Principal Paid      Amount of      Principal   Notation
Date     of Advance        or Prepaid      Interest Paid     Balance    Made By
----     ----------     ---------------    -------------    ---------   --------

                                       21

TERM NOTE:

Date of Conversion:

Amount Due at Date of Conversion:



    Fixed Rate Notice Date:                    Fixed Rate:           %


                           Amount of                         Unpaid
           Amount        Principal Paid      Amount of      Principal   Notation
Date     of Advance        or Prepaid      Interest Paid     Balance    Made By
----     ----------      --------------    -------------    ---------   --------






                                       22

                                    EXHIBIT C



              TO FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                       THE FIRST NATIONAL BANK OF CHICAGO,
                          NORWEST BANK NEBRASKA, N.A.,
              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL,
                 LASALLE NATIONAL BANK, NATIONAL BANK OF CANADA,
                     FIRST NATIONAL BANK OF OMAHA, as Agent
                                       AND
                         DRESDNER BANK AG, NEW YORK AND
                  GRAND CAYMAN BRANCHES, as Documentation Agent





                               CLOSING ALLOCATIONS








                                       23

                                    EXHIBIT C
                                       TO
               FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT


Lender       Current       Current         Revised       Revised      Adjustment
                 %       Outstanding %                 Outstanding


FNB-O         19.80       $10,989,000      15.46%      $ 8,580,300  $(2,408,700)

FNB-W           .40           222,000        .40%          222,000     No Change

First of
   Chicago     2.49         1,381,950       5.70%        3,163,500    1,781,550

Norwest        8.04         4,462,200       7.98%        4,428,900    (  33,300)

LaSalle       10.30         5,716,500       8.84%        4,906,200    ( 810,300)

Dresdner      10.54         5,849,700      18.85%       10,461,750    4,612,050

Mercantile    13.92         7,725,600      13.83%        7,675,650    (  49,950)

Montreal       8.13         4,512,150       8.06%        4,473,300    (  38,850)

U.S. Bank     10.54         5,849,700      10.46%        5,805,300    (  44,400)

NBC           15.84         8,791,200      10.42%        5,783,100   (3,008,100)

TOTALS       100.00%      $55,500,000     100.00%      $55,500,000        $  -0-





                                       24

                                    EXHIBIT B

                       TO 1998 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                       THE FIRST NATIONAL BANK OF CHICAGO,
                          NORWEST BANK NEBRASKA, N.A.,
              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL,
                             LASALLE NATIONAL BANK,
                            NATIONAL BANK OF CANADA,
                     FIRST NATIONAL BANK OF OMAHA, as Agent
                                       AND
                         DRESDNER BANK AG, NEW YORK AND
                  GRAND CAYMAN BRANCHES, as Documentation Agent




                                  CLOSING FEES





                                       25


                                    EXHIBIT B
                                       TO
               FIRST AMENDMENT TO 1998 REVOLVING CREDIT AGREEMENT


BANKS RECEIVING .25% OF INCREASE:
      Bank                       Amount of Increase                 Closing Fee

      FNB-O                       $  3,000,000                      $ 7,500.00
      LaSalle                     $  2,540,000                      $ 6,350.00






BANKS RECEIVING .375% OF INCREASE:
         Bank                       Amount of Increase             Closing Fee

      FNB-W                       $   165,000                       $   618.75
      First of Chicago            $ 4,995,000                       $18,731.25
      Norwest                     $ 3,310,000                       $12,412.50
      Dresdner                    $14,649,000                       $54,933.75
      Mercantile                  $ 5,755,000                       $21,581.25
      U.S. Bank                   $ 4,341,000                       $16,278.75
      Montreal                    $ 3,345,000                       $12,543.75



BANKS RECEIVING .00% OF INCREASE
         Bank                       Amount of Increase             Closing Fee
         NBC                        $    -0-                          $ -0-





                                       26
                                    - 631 -

--------
         1 Determined based on the Leverage Ratio calculated on the Total Indebtedness and Operating Cash Flow as of the last day of the preceding month, adjusted to show any increases in the Leverage Ratio as a result of additional Total Indebtedness incurred (reduced by any principal payments on such Total Indebtedness) during the quarter in which the rate is being fixed as described above.


